                         INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE


NUMBER 2345                 MRV COMMUNICATIONS, INC.                SHARES


                                                                 COMMON STOCK
                                                                $.01 PAR VALUE
THIS CERTIFIES THAT                                            CUSIP 553477 10 0



                                    SPECIMEN

is the owner of



    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

MRV COMMUNICATIONS, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, MRV COMMUNICATIONS, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:




          TREASURER          MRV COMMUNICATIONS INC.              PRESIDENT
                                   CORPORATE
                                      SEAL
                                      1992
                                    DELAWARE




COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY

         (NEW YORK, N.Y.)              TRANSFER AGENT
                                        AND REGISTRAR


BY


                                 AUTHORIZED SIGNATURE

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The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common
     TEN ENT   - as tenants by the entireties
     JT TEN    - as joint tenants with right of survivorship
                 and not as tenants in common
     COM PROP  - as community property

     UNIF GIFT MIN ACT  -  _________________ Custodian _________________
                                (Cust)                      (Minor)

                           under Uniform Gifts to Minors Act ___________
                                                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received __________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________



                                    SPECIMEN

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated

SIGNATURE GUARANTEED:               ___________________________________________
                                    NOTICE: THE SIGNATURE TO THIS AGREEMENT
________________________            MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER.